CONSENT TO SUBLEASE



WILSHIRE-CAMDEN ASSOCIATES, a California limited partnership ("Landlord") under that certain lease ("Original Lease") dated May 19, 1999, made by and between the Landlord and CITY NATIONAL BANK, a national banking association, pursuant to that Assignment and Assumption to Lease an Consent, dated May 11, 2000 ("Original Tenant"), hereby grants it consent to the Sublease ("Sublease") dated April 20, 2000 made by and between the Original Tenant, as Sublandlord, and TransAmerican Holdings, Inc., a Nevada Corporation ("Subtenant"), as subtenant under the Sublease, a copy of which is attached hereto, covering certain premises ("Premises") described in the Sublease locating in the building at 9601 Wilshire Boulevard, Beverly Hill, California.

  It is understood and agreed as follows:

1. This Consent to Sublease shall in no way release the Original Tenant from any of its covenants, agreements, liabilities and duties under the Original Lease. It is further agreed that the Original Tenant shall be responsible for the collection of all rent due it from the Subtenant, and that the Landlord shall look only to the Original Tenant as its tenant.

2. The Sublease is, in all respects, subject to and subordinate to the Original Lease and, as between Landlord on the one hand and Original Tenant and Subtenant on the other, to all the terms and provisions contained in the Original Lease.

3. If, at any time prior to the expiration of the term of the Sublease, the Original Lease shall terminate or be terminated for any reason, Subtenant agrees, at the election and upon written demand of the Landlord, to attorn to the Landlord upon the executory terms and conditions set forth in the Sublease for all the remainder of the term of the Sublease. The foregoing provisions of this paragraph shall apply notwithstanding that as a matter of law, the Sublease may otherwise terminate upon the termination of the Original Lease, and shall be self-operative upon such written demand of the Landlord and no further instrument shall be required to give effect to said provisions. Upon demand of the Landlord, Subtenant agrees, however, to execute, from time to time, document(s) in confirmation of the foregoing provisions of this paragraph satisfactory to the Landlord, in which Subtenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy. Nothing contained in this paragraph shall be construed to impair or modify any right otherwise exercisable by the Landlord, whether under the Original Lease or any other agreement.

4. The Landlord shall not be responsible for any delays incurred by the Original Tenant in delivering possession of the Premises to Subtenant as a result of any matter whatsoever.

5. Nothing herein contained shall be deemed a waiver of any of the Landlord's rights under the Original Lease, including, without limitation, the Landlord's right to rental and other monetary consideration payable under the Sublease in excess of the Rent payable by Original Tenant under the Original Lease.

6. Neither the Subtenant nor the original tenant shall make any additions, alterations, or structural changes in or to the Premises, or any portion thereof, without both the Original Tenant, and the Subtenant first obtaining the Landlord's prior written consent thereto in each instance. In addition, no amendment, modification or revision of the Sublease shall hereafter be made without the prior written consent of the Landlord.

7. The Original Tenant hereby authorizes Subtenant, as agent for Original Tenant, to obtain services and materials for or related to the Premises, and Original Tenant agrees to pay for such services and materials as additional rent under the Original Lease upon written demand from Landlord. However, as an accommodation to the Original Tenant, Landlord shall bill Subtenant for such services and materials, or any portion thereof, in which event Subtenant agrees to pay for the services and materials so billed, but such billing shall no relieve Original Tenant from it primary obligation to pay for such services and materials. The authority herein given by Original Tenant to Subtenant shall be continuing and the Original Tenant shall not revoke it.

8. Original Tenant and Subtenant hereby represent to Landlord that the Sublease attached hereto as Exhibit "A" (a) is correct and complete copy of the document it purports to be, and (b) contains the entire agreement and understanding between the Original Tenant and Subtenant with regard to the subject matter contained thereof, specifically including without limitation, all agreements concerning rent and other considerations payable by subtenant to Original Tenant for the Premises.

9. Original Tenant and Subtenant hereby jointly and severally agree to indemnify, defend (if requested by Landlord) and hold harmless Landlord, the managing agent of the building and their respective officers, directors, employees, agents and beneficiaries from and against any and all liabilities and claims for brokerage commissions and fees arising out of or in connection with sublease of the premises.

10.           This  agreement  shall be binding  upon and insure the  benefit of
              Landlord,   Original   Tenant,   Subtenant  and  their  respective
              successors and permitted assigns.

11. This consent to sublease shall be deemed limited solely to this Sublease and shall not relieve original Tenant or Subtenant from the obligation to obtain the consent of Landlord to (I) any further Sublease or sub-sublease of the Premises, or any part thereof or any other area covered by the Original Lease or (ii) any assignment of the interest of Original Tenant under the Original Lease or (iii) any assignment of the interest of the Subtenant under the Sublease.

12. The consent hereto by Landlord shall not serve as an admission or assumption of any liability by Landlord to Subtenant or as a representation, warranty or surely as to any representation or undertakings of the Sublandlord under the sublease.

13. Subtenant shall obtain and keep in full force and effect during term of the Sublease the same types and amounts of insurance as are required to be maintained by Original Tenant pursuant to the original Lease, including agreements and to name the same additional insured as are required by the original lease. The insurance carried by the Subtenant shall be in addition to and separate from the insurance carried by the original tenant. A duplicate original insurance policy or appropriate certificate evidencing the aforesaid insurance coverage (and each renewal and replacement thereto) shall be delivered to Landlord.

Dated as of this 23rd day of May, 2000

LANDLORD

Wilshire-Camden Associates,
A California Limited Partnership

By: Kennedy-Wilson Properties, Ltd. A
California Limited Partnership, its duly authorized
Agent and attorney in fact

BY:
ITS:


ORIGINAL TENANT                     SUBTENANT

BY:                                         BY:
ITS:                                        ITS:

                                SUBLEASE

This Sublease (this "Sublease") is made as of the 20th day of April, 2000 by and between City National Bank, a national banking association ("Sublandlord") and TransAmerican Holdings, Inc., a Nevada corporation ("Subtenant"

                                RECITALS

A. Wilshire-Carnden Associates, a California limited partnership ("Landlord"), and Sublandlord are the landlord and tenant, respectively, under that certain Office Lease dated May 19, 1999 (as amended, the "Master Lease"), a copy of which is attached hereto as Exhibit A and made a part hereof, concerning approximately 3,080 rentable square feet of office space (the "Premises") located in Suite 620 of the building situated at 9601 Wilshire Blvd., Beverly Hills, California.

B. Subtenant desires to sublease from Sublandlord all of the Premises (as subleased, the "Sublease Premises" more particular set forth on Exhibit B, attached hereto and made a part hereof, and Sublandlord has agreed to sublease the Sublease Premises to Subtenant upon the terms, covenants and conditions herein set forth.

                                 AGREEMENT

In consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

1. Sublease. Sublandlord hereby subleases and demises to Subtenant and Subtenant hereby hires and takes from Sublandlord the Sublease Premises.

2. Term. The Term of this Sublease will commence on May 1, 2000, or whenever the Lessor consents to this Sublease, whichever is later (the "Commencement Date") and shall end, unless sooner terminated as provided in the Master Lease, on June 30, 2004 (the "Termination Date"). In the event the Term commences on a date other than May 1, 2000, sublandlord and Sublessee will execute a memorandum setting forth the actual Commencement Date. In the event that the Lessor has not consented to this Sublease within (30) days after the execution of this Sublease by Sublessee and Sublandlord, then either party may, by written notice to the other and without incurring any liability hereunder, terminate this Sublease, which will thereupon be of no further force or effect. Possession of the Premises will be delivered to Sublessee on the Commencement Date. If for any reason Sublandlord does not deliver possession of the Premises to Sublessee on the Commencement Date, Sublandlord will not be subject to any liability for such failure, the Termination Date will not be extended by the delay and the validity of this Sublease will not be impaired, but rent will abate until delivery of possession. If Sublandlord permits Sublessee to take possession of the Premises before the commencement of the Term, such early possession will not advance the Termination Date and will be subject to the provisions of this Sublease, including without limitation the payment of rent.

3. Rent. Subtenant shall pay base rent during the term of this Sublease in the initial amount of $2.75 per rentable square foot of the Sublease Premises per month, payable monthly in advance on the first day of each month in equal monthly installments of $8,470.00. The base rent shall be increased by four percent (4%) on each anniversary of the Commencement Date. In addition to the foregoing rent, Subtenant shall also pay upon demand to Sublandlord as additional base rent all other amounts payable by Sublandlord to Landlord under the terms of the Master Lease (including, without limitation, the Tax and Operating Expense Adjustment (as defined in the Master Lease) to the extent that such amount exceeds the amount payable for the Tax and Operating Expense Adjustment payable for the year 2000). All rent payable under this Sublease is denominated "base rent.". Furthermore, in the event that the term of this sublease shall begin or end on a date which is not the first day of a month, base rent shall be prorated as of such date based upon the number of calendar days in such month. Concurrent with Subtenant's execution of this Sublease, Subtenant shall deliver to Sublandlord the first month's base rent in the amount of $8,470.00. Subtenant shall in addition deposit $300,000.0 in a certificate of deposit at Sublandlord. Subtenant hereby grants Sublandlord a security interest in the Certificate of Deposit (the "CD") as collateral for Subtenant's obligations under this Sublease, which for all purposes shall be governed by
Section 5.01 of the Master Lease (except that interest shall be payable on the CD at the contrary contained herein, Subtenant shall not be obligated to pay rent for the period from May 1, 20000 through and including May 15, 2000.

4. Use. Subtenant covenants and agrees to use the Premises for general office space and for no other purpose and otherwise in accordance with the terms and conditions of the Master Lease and this Sublease.

5. Master Lease. As applied to this Sublease, the words "Landlord" and "Tenant" as used in the Master Lease shall be deemed to refer to Sublandlord and Subtenant hereunder, respectively. Subtenant and this Sublease shall be subject in all respects to the terms of, and the rights of the Landlord under, the Master Lease. Except as otherwise expressly provided in Section 7 hereof, the covenants, agreements, terms, provisions and conditions of the Master Lease insofar as they relate to the Sublease Premises and insofar as they are not inconsistent with the terms of the Sublease are made a part of and incorporated into this Sublease as if recited herein in full and the respective rights and obligations of Landlord and Tenant under the Master Lease shall be deemed the rights and obligations of Sublandlord and Subtenant respectively hereunder and shall be binding upon and inure to the benefit of Sublandlord and Subtenant respectively. As between the parties hereto only, in the event of a conflict between the terms of the Master Lease and the terms of this Sublease, the terms of this Sublease shall control.

6.    Landlord's Performance Under Master Lease.

    6.1 Subtenant recognizes that Sublandlord is not in a position to render any of the services or to perform any of the obligations required of Sublandlord by the terms of this Sublease. Therefore, notwithstanding anything to the contrary contained in this Sublease, Subtenant agrees that performance by Sublandlord of its obligations hereunder are conditional upon due performance by Landlord of its corresponding obligations under the Master Lease and Sublandlord shall not be liable to Subtenant for any default of Landlord under the Master Lease. Subtenant shall not have any claim against Sublandlord by reason of Landlord's failure or refusal to comply with any of the provisions of the Master Lease. This Sublease shall remain in force and effect notwithstanding Landlord's failure or refusal to comply with any such provisions of the Master Lease and Subtenant shall pay the base rent and additional rent and all other charges provided for herein without any abatement, deduction or setoff whatsoever. Subtenant covenants and warrants that it fully understands and agrees to be subject to and bound by all of the covenants, agreements, terms, provisions and conditions of the Master Lease, except as modified herein and subject to the provisions of the last sentence of Section 5 hereof. Furthermore, Subtenant and Sublandlord further covenant not to take any action or do or perform any act or fail to perform any act which would result in the failure or breach of any of the covenants, agreements, terms, provisions or conditions of the Master Lease on the part of Tenant thereunder. Whenever the consent of Landlord shall be required by, or Landlord shall fail to perform its obligations under, the Master Lease, Sublandlord agrees to use commercially reasonable efforts, upon Subtenant's written request and at Subtenant's sole cost and expense, to secure such consent and/or performance on behalf of Subtenant; provided, however, that Sublandlord shall not be required to initiate or participate in any court action.

    6.2 Sublandlord covenants as follows: (1)not to voluntarily terminate the Master Lease and (ii)not to modify the Master Lease so as to adversely affect Subtenant's rights hereunder.

7. Variations from Master Lease. The following covenants, agreements, terms, provisions and conditions of the Master Lease are hereby modified or not incorporated herein:

    7.1 Notwithstanding  anything to the contrary set forth in Sections 4.02 and
5.01 of the Master Lease, the term of this Sublease and base rent payable under this Sublease and the amount of the Security Deposit required of Subtenant shall be as set forth in this Sublease.

    7.2 The parties hereto represent and warrant to each other that neither party dealt with any broker or finder (except for Lee & Associates-Los Angeles Downtown, Inc.) in connection with the consummation of this Sublease and each party agrees to indemnify, hold and save the other party harmless from and against any and all claims for brokerage commissions or finder's fees arising out of either of their acts in connection with this Sublease. The provisions of this Section 7.2 shall survive the expiration of earlier termination of this Sublease. Sublandlord will pay the commission of Lee & Associates-Los Angeles Downtown, Inc. pursuant to a separate written agreement. Lee & Associates-Los Angeles Downtown, Ins. Represents Sublandlord exclusively, and Subtenant and Sublandlord acknowledge and consent to such brokerage relationship.

    7.3 Not withstanding anything contained in the Master Lease to the contrary, as between Sublandlord and Subtenant only, all insurance proceeds or condemnation awards received by Sublandlord under the Master Lease shall be deemed to be the property of Sublandlord.

    7.4 Any notice which may or shall be given by either party hereunder shall be given by either party hereunder shall be either delivered personally or sent by certified mail, return receipt requested, addressed to the party for whom it is intended at the Sublease Premises (if to the Subtenant), or the Corporate Premises, 606 S. Olive Street, Sixth Floor, Los Angeles, CA 90014, Attention:
Manager (if to Sublandlord), or to such other address as may have been designated in a notice in accordance with the provisions of this Section 7.4.

    7.5 All amounts payable hereunder by Subtenant shall be payable directly to Sublandlord, without offset or deduction, in immediately available funds.

    7.6 The provisions of Sections 3.01, 4.04, 27.20, 27.21, Rider One and Exhibit B, and any provision relating to extension or expansion options, options to purchase or rights of first refusal, if any, of the Master Lease shall not apply to this Sublease.

    7.7 Sublandlord shall deliver the Sublease Premises to Subtenant in its current "as is" condition. As of the date of this Sublease, Subtenant acknowledges that Subtenant has conducted or has had the opportunity to conduct a comprehensive investigation ("Due Diligence Investigation") of the Sublease Premises and all other matters which in Subtenant's judgement may affect the value or suitability of the Sublease Premises for Subtenant's purposes or which may influence Subtenant's willingness to enter this Sublease, including, without limitation, an inspection or examination of (I) the physical condition, size and configuration of the Sublease Premises, including access, parking, location or accessibility of utilities, the condition of the improvements, the existence of any hazardous materials, soil or topographical conditions and earthquake preparedness; (ii) the Master Lease; (iii) title; (iv) taxes, (v) income and expense date, (vi) insurance costs, (vii) permissible uses and zoning or development entitlements; (viii) any applicable covenants, conditions and restrictions; and (ix) compliance with any federal, state or local low, statute, rele or regulation now or hereafter in effect (including without limitation the Americans With Disabilities Act of 1990, 42 U.S.C. & 12101). Subtenant acknowledges that Sublanklord would not sublease the Sublease Premises except on an "as is" basis, and agrees that (I) Subtenant accepts the Sublease Premises "as is" and with all it's faults; (ii) neither Sublandlord nor any of its officers, agents, employees or representatives (including, without limitation, any broker) has made any representations or warranties of any kind or nature, whether express or implied, with respect to the Sublease Premises or any of the matters relating thereto; (iii) Sublandlord has no duty to make any disclosures;
(iv) Subtenant is relying solely on Subtenant's own Due Diligence Investigation;
(v) neither Sublandlord nor Master Lessor shall be required to perform any work of construction, alteration, repair or maintenance of or to the Sublease Premises; and (vi) in the event Subtenant subleases all or any portion of the Sublease Premises or assigns its interest in this Sublease, Subtenant shall indemnify and defend Sublandlord for, from and against any matters which arise as a result of Subtenant's failure to disclose any relevant information about the Sublease Premises to any subtenant or assignee of Subtenant. If Sublandlord obtains or has obtained or provides to Subtenant any services, opinions, or work product of surveyors, architects, soil engineers, environmental auditros, engineers, title insurance companies, governmental authorities or any other person or entity with respect to the Sublease Premises, Subtenant and
Sublandlord agree that Sublandlord does so only for the convenience of the parties, Sublandlord does not vouch for the accuracy or completeness of any such items and the reliance of Subtenant upon any such items shall not create or give rise to any liability of or against Sublandlord.



7.8 Subtenant shall not make or suffer to be made any alterations, additions or improvements (collectively "Alterations") in, on, or to the Sublease Premises except in strict accordance with the terms of the Master Lease. Any Alterations Subtenant may be required or permitted to make shall be made by the Subtenant at Subtenant's sole cost and expense (including, without limitiationa, all costs of complying with the Americans with Disabilities Act, whether or not such compliance requires structural improvements). Upon the expiration or sooner termination of this Sublease and upon written demand by Sublanlord, subtenant shall, at Subtenant's sole cost and expense, immediately and with all due diligence (I)remove any Alterations made or paid for by Subtenant; and (ii)repair and restore the Premises to its original condition, reasonable wear and tear excepted. Any Alteration not so requested to which cannot be removed from the Sublease Premises without material damage thereto, shall become a part of the Sublease Premises and the property of Sublandlord upon expiration or sooner termination of this Sublease and shall remain on and be surrendered with the Sublease Premises. In connection with the initial Alterations to be made at the beginning of the term of this Sublease ("Initial Alterations"), Sublandlord shall reimburse the cost of such Initial Alterations up to the amount of $15,400.00 upon delivery to Sublandlord of evidence satisfactory to it in its sole discretion of lien-free completion and granting of a certificate of occupancy for the Premises.


8. Indemnity. Subtenant hereby agrees to indemnify and hold Sublandlord harmless from and against any and all claims, losses and damages, including, without limitation, reasonable attorneys' fees and disbursements, which may at any time be asserted against Sublandlord by
         (a) the Landlord for failure of Subtenant to perform any of the covenants, agreements, terms, and provisions or conditions contained in the Master Lease which, by reason of the provisions of this Sublease, Subtenant is obligated to perform (including those relating to Alterations) or (b) any perton by reason of Subtenant's use and/or occupancy of the Sublease Premises. The provisions of this Section 8 shall survive the expiration orearlier termination of the Master Lease and/or this Sublease, except to the extent any of the foregoing is caused by the negligence of Sublandlord.

9. Cancellation of Master Lease. In the event of the cancellation or termination of the Master Lease for any reason whatsoever or of the involuntary surrender of the Master Lease by operation of law prior to the expiration date of this Sublease, subtenant agrees o make full and complete attornment to landlord under the Master Lease for the balance of te term of this Sublease and upon the then executory terms hereof at the option of Landlord at any time during Subtenant's occupancy of the Sublease premises, which attornment whall be evidenced by anagreement in form and substance reasonablky satisfactory to landlord. Subtenant agrees to execute and deliver such an agreement at any time within ten
         (10) business days after request of Landlord, and Subtenant waives the provisions of any law now or hereafter in effect which may give Subtenant any right of election to terminat this Sublease or to surrendr possession of the sublease Premises in the event any proceeding is brought by Landlord under the Master Lease to terminate the Master Lease.

10. Certificates. Each party hereto shall at any time and from time to time as requested by the other party upon not less than ten (10) days prior written notice, execute, acknowledge and deliver to the other party, a statement in writing certifying that this Sublease is unmodified and in fulol force and effect(or if there have been modifications that the same is in full force and efect as modified and stating the modifications, if any) certifying the dates to which rent and any other charges have been paid and stating whether or not, to the knowledge of the person signing the certificate, that the other party is not in default beyond any applicable grace period provided herein in peformance of any of its obligations under this Sublease, and if so, specifying each such default of which the signer may have obligations under this Sublease, and if so, specifying each sch default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.

11. Assignment or Subletting. Subtenant shall not be entitled to assign this Sublease or to sublet all or any portion of the sublease Premises. Any attempted assignment or subletting shall be void and a material default under this Sublease.

12. Severability. If any term or provision of this sublease or the application thereof to any person or circumstance shall, to any extent be invalid and unenforceable, the remainder of this Sublease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term or provision of this Sublease shall be valid and be enforced to the fullest extent permitted by law.

13. Entire agreements: Waiver. This Sublease contains the entire agreement between the parties hereto and shall be binding upon and inure to the benefit of their respective heirs, representatives, successors and permitted assigns. Any agreement hereinafter made shall be ineffective to change, modify, waive, release, discharge, terminate, or effect an abandonment hereof, in whole or in part, unless such agreements is in writing and signed by the parties hereto.

14. Captions and Definitions. Captions to the Sections in this Sublease are included for convenience only and are not intended and shall not be deemed to modify or explain any of the terms of this Sublease.

15. Further Assurances. The parties hereto agree that each of them, upon the request of the other party, shall execute and deliver, in recordable form if necessary, such further documents, instruments or agreements and shall take such further action that may be necessary or appropriate to effectuate the purposes of this Sublease.

16. Governing Law. This Sublease shall be governed by and in all respects construed in accordance with the internal laws of the State of California.



         IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed as of the day and year first above written.



                                    "Sublandlord":

                                    CITY NATIONAL BANK,

                                    a national banking association

                                    By:  /s/ Harry Topping
                                        ----------------------------------------
                                            Harry Topping, Senior Vice President


                                    "Subtenant":

                                    TRANSAMERICAN HOLDINGS, INC.

                                    a Nevada corporation

                                    By:  /s/ Savage
                                        ----------------------------------------
                                    Its: President   4/21/00



                                    By:
                                        ----------------------------------------
                                    Its: